EXHIBIT 10.3

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the use of our report dated January 27, 2003, with respect to the consolidated financial statements and schedule of Commerce One, Inc., included in the annual report on Form 20-F, as amended, of SAP Aktiengesellschaft Systeme, Anwendungen, Produkte in Der Datenverarbeitung and subsidiaries (“SAP AG”) that is made a part of the Registration Statements (Form S-8 Nos. 333-60399, 333-65083, 333-30380, 333-41762, 333-63496, 333-63464 and 333-102564) of SAP AG.

/s/ Ernst & Young LLP

Walnut Creek, California
April 14, 2003